                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)         June 16, 1999
                                                   ----------------------------

                          Rocky Mountain Internet, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                                  84-1322326
---------------------------------              --------------------------------
       (Commission File Number)                (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201                                       80202
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code        (303) 672-0700
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 16, 1999, the Registrant entered into an Agreement and Plan of Merger and Reorganization (the "Colorado Mountain Net Merger Agreement") with Colorado Mountain Net, Inc., a Colorado corporation headquartered in Steamboat Springs, Colorado, pursuant to which Colorado Mountain Net, Inc. merged with and into the Registrant (the "Colorado Mountain Net Merger"). Pursuant to the terms of the Colorado Mountain Net Merger Agreement, the Registrant agreed to pay the stockholders of Colorado Mountain Net, Inc., in aggregate, approximately $980,000, payable in the form of 84,010 shares of common stock of the Registrant (42,005 shares of which will be registered). The consideration that the registrant agreed to pay to Colorado Mountain Net, Inc. was determined through arm's length negotiation. There was no material relationship between the registrant and Colorado Mountain Net, Inc. prior to the Merger. Colorado Mountain Net, Inc. is a web hosting and internet service provider. The registrant intends to utilize the assets acquired form Colorado Mountain Net, Inc. in the same manner that Colorado Mountain Net, Inc. utilized the assets prior to their acquisition by the Registrant. Copies of the Colorado Mountain Net Merger Agreement and the Registrant's press release are attached hereto as Exhibits 10.1 and 20.1, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)      Financial Statements of Businesses Acquired:

             Not required.

(b)      Pro Forma Financial Information:

             Not required.

(c)      Exhibits:

       Exhibit
        Number                            Description
       --------   --------------------------------------------------------
         10.1     Agreement and Plan of Merger and Reorganization among Rocky
                  Mountain Internet, Inc. d/b/a RMI.NET, Inc. and Colorado
                  Mountain Net, Inc., Mark Arnold, Rani Gilbert, Donna Hamilton
                  and James Hamilton, dated as of June 16, 1999.

         20.1     News Release dated June 17, 1999 announcing the Colorado
                  Mountain Net Merger.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rocky Mountain Internet, Inc.
                                       -------------------------------
                                               (Registrant)



         Date: July 1, 1999            By:  /s/ CHRISTOPHER J. MELCHER
                                          ----------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel
                                          and Corporate Secretary